AMENDMENT TO
                           REAL ESTATE LIEN NOTE


   WHEREAS, on July 3, 1990, the undersigned executed a $350,000 Real Estate Lien Note (the "Note") in favor of MAXXAM Inc.; and

   WHEREAS, the Note was amended to provide that (a) $150,000 (net of any amounts forgiven on any previous March 7) of the Note would be payable upon demand (the "Demand Amount"), and (b) $200,000 of the Note would be payable on December 15, 1994 (the "Fixed Date Amount"); and

   WHEREAS, $70,000 of the Demand Amount is currently outstanding and $50,000 of the Fixed Date Amount is currently outstanding; and

   WHEREAS, the undersigned wish to execute an amendment to the Note;

   NOW, THEREFORE, the Note is hereby amended to provide that the Fixed Date Amount currently outstanding shall be due and payable upon demand by
Payee. None of the other provisions of the Note shall be effected by this Amendment, including any security therefor.

   IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 25th day of January 1995.



                                        THE SCHWARTZ REVOCABLE TRUST


                                        PAUL N. SCHWARTZ
                                           Paul N. Schwartz, Trustee



                                        BARBARA N. SCHWARTZ
                                            Barbara M. Schwartz, Trustee